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                                                                   EXHIBIT 32(B)

             SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER

     In connection with the Annual Report of New Valley Corporation (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Bryant Kirkland III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ J. BRYANT KIRKLAND III
                                          --------------------------------------
                                                  J. Bryant Kirkland III
                                            Vice President and Chief Financial
                                                         Officer

March 15, 2004